Exhibit 99.1
Richard K. Davis Goldman Sachs U.S. Financial Services Conference 2008 Chairman, President and CEO December 11, 2008

3 Forward-looking Statements The following information appears in accordance with the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements about U.S. Bancorp. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements. These statements often include the words "may," "could," "would," "should," "believes," "expects," "anticipates," "estimates," "intends," "plans," "targets," "potentially," "probably," "projects," "outlook" or similar expressions. These forward-looking statements cover, among other things, anticipated future revenue and expenses and the future plans and prospects of U.S. Bancorp. Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated, including continued deterioration in general business and economic conditions and in the financial markets; changes in interest rates; deterioration in the credit quality of our loan portfolios or in the value of the collateral securing those loans; deterioration in the value of securities held in our investment securities portfolio; legal and regulatory developments; increased competition from both banks and non-banks; changes in customer behavior and preferences; effects of mergers and acquisitions and related integration; effects of critical accounting policies and judgments; and management's ability to effectively manage credit risk, market risk, operational risk, legal risk, and regulatory and compliance risk. A continuation of the recent turbulence in significant portions of the global financial markets, particularly if it worsens, could impact our performance, both directly by affecting our revenues and the value of our assets and liabilities, and indirectly by affecting our counterparties and the economy generally. Dramatic declines in the housing market in the past year have resulted in significant write-downs of asset values by financial institutions. Concerns about the stability of the financial markets generally have reduced the availability of funding to certain financial institutions, leading to a tightening of credit, reduction of business activity, and increased market volatility. There can be no assurance that the Emergency Economic Stabilization Act of 2008, the actions taken by the U.S. Treasury Department thereunder, or any other governmental program, will help to stabilize the U.S. financial system or alleviate the industry or economic factors that may adversely impact our business. In addition, our business and financial performance could be impacted as the financial industry restructures in the current environment, by changes in the creditworthiness and performance of our counterparties, by changes in the competitive landscape, and by increased regulation or other adverse effects of recently enacted legislation and FDIC actions. For discussion of these and other risks that may cause actual results to differ from expectations, refer to U.S. Bancorp's Annual Report on Form 10-K for the year ended December 31, 2007, on file with the Securities and Exchange Commission, including the sections entitled "Risk Factors" and "Corporate Risk Profile," and all subsequent filings with the Securities and Exchange Commission under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934. Forward-looking statements speak only as of the date they are made, and U.S. Bancorp undertakes no obligation to update them in light of new information or future events.

U.S. Bancorp Businesses Asset Size $247 billion Deposits $140 billion Loans $170 billion Customers 14.9 million NYSE Traded USB Market Capitalization* $49 billion Founded 1863 Bank Branches** 2,769 ATMs** 5,159 3Q08 Dimensions Regional Consumer and Business Banking Wealth Management National Wholesale Banking Trust Services Global Payments * Market Value as of December 9, 2008 ** Includes Downey/PFF

Investing for Growth Deepening Customer Relationships Product Innovation Expanding Product and Distribution Maximize Shareholder Value Strong Core Financial Institution Core Products & Service Distinctive Capabilities U.S. Bancorp - Positioned for Growth Financial Performance Investing for Growth Shareholder Focus

9 Financial Performance 3Q08 YTD * Core fee income excludes $492 million VISA gain Peer banks: BAC, BBT, CMA, FITB, KEY, NCC, PNC, RF, STI, USB, WB and WFC Consumer Wholesale PCTAM Payments Treas & Corp Support Revenue 41 19 13 27 0 2004 2005 2006 2007 2008 YTD Fee Income 0.441 0.465 0.502 0.514 0.495 Core 0 0 0 0 0.021 Revenue Mix By Business Line Fee Income / Total Revenue Consumer 41% Payments 27% Wealth Mgmt 13% Wholesale 19% Reported Core * Diversified mix of businesses, cost control and prudent risk management = lower risk, lower volatility in earnings stream given today's economic environment

11 Financial Performance 2004 2005 2006 2007 3Q08 3Q08 Tier 1 Capital Ratio 0.086 0.082 0.088 0.083 0.085 0.114 Total Risk-Based Capital Ratio 0.131 0.125 0.126 0.122 0.123 0.153 Tier 1 Capital Ratio Total Risk-Based Capital Ratio Pro-forma with TARP Profitability and prudent management = strong capital ratios

13 Credit Quality 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 Fcst Charge-off Ratio 0.0054 0.0059 0.0076 0.0098 0.0119 NCO High 0.0119 0.015 NCO Low 0.0119 0.014 NPA Ratio 0.0043 0.0045 0.0053 0.0068 0.0088 NPA High 0.0088 0.0118 NPA Low 0.0088 0.0114 USB Peer Banks USB 1.5 0 Low 0 1.24 Median 0 1.1 High 0 4.02 USB Peer Banks USB 1.009 0 Low 0 0.98 Median 0 0.98 High 0 1.87 Peer Banks: BAC, BBT, CMA, FITB, KEY, NCC, PNC, RF, STI, USB, WB and WFC 4Q08 forecast net charge-off ratio and NPA ratio exclude impact of Downey/PFF Growth in Net Charge-offs 3Q08 vs 3Q07 Growth in Nonperforming Assets 3Q08 vs 3Q07 150% 124% 234% 636% High Median Low 383% 196% 98% 133% High Median Low Net Charge-off Ratio NPA Ratio

15 Credit Quality Peer Banks: BAC, BBT, CMA, FITB, KEY, NCC, PNC, RF, STI, USB, WB and WFC USB Peer Banks USB 1.94 0 Low 0 0.53 Median 0 0.53 High 0 0.4 3Q08 Allowance / NPA's 146% 106% 53% 194% High Median Low Rank #1 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 Fcst USB 1 1 1.66 1.51 1.5 Low 1.5 1.9 High 1.5 2.1 Peer Banks 1.27 2.04 2.11 2.06 1.75 Provision / Net Charge-offs USB Peer Bank Total Loan Loss Reserve Build Later and less severe than peers Continue building reserve until the outlook for credit improves

17 Navigating the Current Environment Opportunities Core businesses continue to perform: Continued growth in core operating income Strong growth in loans and deposits "Flight to quality" "Open for business" Favorable rate environment - yield curve/credit spreads Strong capital and liquidity position Continued investment for future growth: Corporate-wide initiatives Business line initiatives Opportunity for future acquisitions Employee engagement Challenges Credit quality Net charge-offs of approximately $600 - $650 million in 4Q08 NPAs will continue to rise Reserve build in 4Q08 90-110% of net charge-offs based on portfolio dynamics and economic conditions Market related write-downs 4Q08 impairment of approximately $200 - $300 million due to expected credit losses and declining prices on ABCP/SIV and non-agency MBS 4Q07 1Q08 2Q08 3Q08 4Q08 Fcst USB 107 253 66 257 300 USB 0 0 0 0 0 300 200 Range

Investing for Growth Deepening Customer Relationships Product Innovation Expanding Product and Distribution Maximize Shareholder Value Strong Core Financial Institution Core Products & Services Distinctive Capabilities U.S. Bancorp - Investing for Growth Financial Performance Investing for Growth Shareholder Focus

21 Downey Savings & Loan / PFF Bank & Trust DSL Branches USB Branches PFFB Branches Expands the depth and breadth of our distribution system in one of the fastest growing regions within our footprint $17 billion in assets; $12 billion in deposits 208 branches in California and 5 branches in Arizona FDIC loss sharing provides downside protection Financially attractive for USB shareholders Follows Mellon 1st Business Bank completed in 2Q08 Branch network source: SNL pro-forma as of 12/8/08

Investing for Growth Deepening Customer Relationships Product Innovation Expanding Product and Distribution Maximize Shareholder Value Strong Core Financial Institution Core Products & Service Distinctive Capabilities Maximizing Shareholder Value Financial Performance Investing for Growth Shareholder Focus

Total Shareholder Return Source: FactSet Annualized returns 3 Year 5 Year 1 Year As of 12/9/08 U.S. Bancorp (9.9)% 2.4% 4.9% S&P 500 Commercial Bank Index (38.7)% (15.9)% (6.2)% S&P 500 Index (39.6)% (9.2)% (1.6)% Dividend Announcement 12/9/08 4Q08 Dividend = $0.425 Yield as of 12/9/08 = 6.0%

Consistent Predictable Repeatable U.S. Bancorp

Richard K. Davis Goldman Sachs U.S. Financial Services Conference 2008 Chairman, President and CEO December 11, 2008